Exhibit 99.1

BOSTON SCIENTIFIC CLOSES ACQUISITION OF THE AMERICAN
MEDICAL SYSTEMS MALE UROLOGY PORTFOLIO

Marlborough, Mass., (August 4, 2015) — Boston Scientific Corporation (NYSE: BSX) has closed on the previously announced agreement with Endo International plc (NASDAQ: ENDP) (TSX: ENL) to purchase the American Medical Systems (AMS) Men’s Health and Prostate Health businesses, for $1.6 billion in up-front cash and a potential additional $50 million milestone based on 2016 sales. The acquisition positions Boston Scientific as a leader in urology, providing physicians and healthcare systems a comprehensive portfolio of proven technologies.

The transaction includes AMS’ leading products for treating urologic conditions, including the minimally invasive GreenLight XPSTM and HPSTM Laser Therapy Systems for treating benign prostatic hyperplasia, the AMS 800TM Urinary Control System for treating male incontinence and the AMS 700TM Inflatable Penile Prosthesis for treating erectile dysfunction. These technologies complement the Boston Scientific leading urology portfolio for the treatment of kidney stones and pelvic floor disorders, enabling further innovation for the company across five common urologic diseases that account for 50 percent of all urologic surgical procedures.(1) The AMS women’s health business is not part of the transaction.

The AMS Men’s Health and Prostate Health businesses will be combined with the Boston Scientific Urology and Women’s Health businesses. The joint businesses will become the Boston Scientific Urology and Pelvic Health business. The business unit also is continuing to invest in gynecologic surgical solutions for the treatment of abnormal uterine bleeding and uterine fibroids.

“This is an exciting day as we join forces and welcome the AMS Men’s Health and Prostate Health teams to Boston Scientific,” said Karen Prange, senior vice president and president of Urology and Pelvic Health at Boston Scientific Corporation. “Together, we create a business with nearly $1 billion in annual sales, strong future growth prospects through innovation and market expansion, and a significant opportunity to address unmet medical needs. As a category leader, our combined organization will bring value-driven innovations that can help healthcare providers advance patient outcomes, reduce procedure costs, enhance quality and evolve the treatment of urologic and pelvic conditions in ways that previously could not be realized by either company alone.”

As previously disclosed, the acquisition is expected to result in annual pre-tax synergies in excess of $50 million by the end of 2018. On an adjusted basis, the transaction is expected to be breakeven to adjusted earnings per share in 2015, accretive by at least 3 cents in 2016, approximately 7 cents in 2017 and increasingly accretive thereafter. The transaction is expected to be less accretive (or dilutive, as the case may be) on a GAAP basis 2015 through 2017, due to amortization expense and transaction and integration costs.

About Boston Scientific

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for more than 35 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare. For

(1) BSC 2012 Market Research

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Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding markets for our products and our performance in those markets, our global business plans, product performance and impact, competitive offerings, the acquisition, the integration of the acquisition and the impact of the acquisition, including expected financial impact and anticipated synergies. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; the closing and integration of acquisitions; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A — Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A — Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures including adjusted earnings per share. Adjusted earnings per share excludes goodwill and intangible asset impairment charges; acquisition-, divestiture-, litigation- and restructuring-related charges and credits; certain discrete tax items and amortization expense. Non-GAAP measures such as adjusted earnings per share are not in accordance with generally accepted accounting principles in the United States. The GAAP financial measure most directly comparable to adjusted earnings per share is GAAP earnings per share. The difference between our estimated impact of the acquisition on our GAAP and adjusted earnings per share relates to amortization expense on acquired intangible assets and acquisition-related net charges, which primarily include exit costs and other fees. These amounts are excluded by the Company for purposes of measuring adjusted earnings per share.

Management uses adjusted earnings per share along with other supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Non-GAAP financial measures, including adjusted earnings per share, should not be considered in isolation from or as a replacement for GAAP financial measures. We believe that presenting non-GAAP financial measures in addition to GAAP financial measures provides investors greater transparency to the information used by our management for its financial and operational decision-making and allows investors to see our results “through the eyes” of management. We further believe that providing this information better enables our investors to understand our operating performance and to evaluate the methodology used by management to evaluate and measure such performance.

CONTACTS

Media:

Nisha Deo

408-893-9243 (cell)

Global Media Relations

Boston Scientific Corporation
Nisha.Deo@bsci.com

Simonetta Balbi

+39 3387936422 (mobile)
+39 0106060281 (direct)
Media Relations — Europe
Boston Scientific Corporation
balbis@bsci.com

Investors:

Susie Lisa, CFA

508-683-5565 (office)

Investor Relations

Boston Scientific Corporation
investor_relations@bsci.com